Exhibit 99.1
Deutsche Bank Leveraged Finance Conference October 1, 2009

Forward-Looking Statements This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". Forward- looking statements are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions including those identified in our SEC filings. There can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Asset Management Overview Nuveen Overview Core Strategies Financial Highlights Q&A

Asset Management: Industry Overview Proprietary Independent Focused players Multi-boutique Scale competitors Retail Wirehouse BD's Bank/Regional BD's RIA's Institutional Consultants Retail Investors High Net Worth "Middle Market" Institutional Pensions 401(k) Foundations/ Endowments Asset Manager "Manufacturer" Intermediary Client

NUVEEN Investments

Nuveen Business Evolution

Nuveen has evolved from a municipal focused investment bank to a diversified asset manager

1898 – 1960's

- Founded in Chicago in 1898 by John Nuveen
- Investment bank specializing in Muni financing

1960's – 1980's

- Began serving high-net-worth (HNW) investors
- Launched first closed-end fund

1990's

- Broadened investment capabilities, leveraging access to HNW investors
- Acquisitions
  - Flagship
  - Rittenhouse

2000's

- Further expanded investment capabilities
- Acquisitions
  - Symphony
  - NWQ
  - Santa Barbara
  - HydePark
  - Winslow
- Organic
  - Tradewinds
  - Taxable Fixed Income

5

Key Operating Highlights Distinct, scalable multi-boutique model with specialized brands Highly diversified business Culture of product innovation Strong investment capabilities built around distinctive brands Well-developed distribution capabilities with long standing relationships Leadership positions in Retail Managed Accounts and CEF's Significant untapped growth potential in institutional and mutual fund markets

Distinct, Scalable Multi-Boutique Model Independent, Deeply Specialized Investment Teams Scalable, Shared Platform Sales/Service Wirehouse/Regional BD's Private Client RIA Taft Hartley Institutional Consultants Foundations/Endowments Product Management Operations Compliance/Legal Administration

Approximately $134 billion of assets in multiple asset classes and channels ....under seven distinct brand names. Equities Municipals Taxable Fixed Income AUM by Asset Class at 3/31 43 49 8 AUM by Asset Class (at 8/31) AUM by Product (at 8/31) AUM by Brand (at 8/31) Highly Diversified Business Institutional 26% Taxable Fixed Income 9% Municipals 48% Institutional MA Closed-End Funds Mutual Funds Retail MA AUM 26 33 14 28 Equities 43% Mutual Funds 14% Retail Managed Accounts 28% Closed-End Funds 32% Nuveen Symphony Sub-Advised HydePark Winslow Capital Santa Barbara Tradewinds NWQ AUM by Brand 50 6 4 1 4 3 17 14 50% 6% Sub-Advised 4% 1% 3% 17% 14% 5%

Culture of Product Innovation = Key investment strategy extensions * In addition to 4% of AUM with Sub-Advisers Broad investment capabilities with a strong track record of product innovation

Investment Performance Summary Managed Accounts Note: Dollar weighted Strong investment performance across most teams and products As of Q2, 2009 Closed End Funds Mutual Funds 27.3% 12.8% 72.7% 87.2% 1 Yr. 3 Yr. > Benchmark < Benchmark 28.1% 22.1% 71.9% 77.9% 1 Yr. 3 Yr. Top 2 Lipper Quartiles Bottom 2 Lipper Quartiles 25.5% 76.0% 74.5% 24.0% Equities 1 Yr. Fixed Income 1 Yr. Top 2 Lipper Quartiles Bottom 2 Lipper Quartiles

Leadership Positions in Retail Managed Accounts & CEF's... Significant untapped potential in Institutional and Mutual Funds Closed End Funds $43.7Bn AUM* Retail Managed Accounts $37.1Bn AUM* Mutual Funds $19.0Bn AUM* Institutional $34.6Bn AUM* 104 Muni Funds 11 Taxable Funds 10 Equity-based funds 32 Muni Funds 42 Equity-based and Taxable Fixed Income funds Value Growth Alternatives Fixed Income Significant untapped growth potential #1 share position #2 share position * As of August, 2009 Value Growth Muni Global/International

Strategic Initiatives Expand distribution of existing products Continue to develop new products Retail Managed Accounts Develop new products (focus on equities) Leverage existing relationships Penetrate 401(k), institutional markets Mutual Funds Expand institutional product offering (e.g., 130/30, concentrated) Build out infrastructure, sales/service Penetrate growing DC market Refinance ARPS Product innovation/alternative structured products Launch new CEF's (6 year-to-date) Closed-End Funds Institutional

Institutional Currently building out infrastructure and sales/service team to drive future growth Santa Barbara Nuveen HydePark Symphony Winslow Tradewinds NWQ 2009 5 6 4 13 17 27 28 27% 17% 13% 6% 5% Institutional AUM Multi-boutique model with specialized, institutional quality investment teams Product set is well diversified and broadly outperforming respective benchmarks Continue to expand institutional product offering Invest in shared institutional sales, service and operations platform 28% 4%

* Long-term Mutual Fund Trend $1.6 $0.3 $3.2 $1.8 $5.6 $3.6 $6.1 $1.6 $6.3 $0.4 $4.7 $2.2 Nuveen Mutual Funds: Gross Sales and Net Flows Momentum in Mutual Funds continues to build Successfully broadened product set with focus on equities Of 51 rated mutual funds, we have 34 4/5 star funds (at least one 4/5 star share class) Strongest source of net flows this year 23 additional mutual funds in the "pipeline" (e.g., with less than 3-year record) Organic growth 22% year-to- date * Through August, 2009 Gross Sales Net Flows

Q1 Q2 Q3 Q4 Q1 Q2 Q3* -2523 -1823 -1895 -2680 -1770 -44 -153 Retail Managed Accounts Trends beginning to stabilize in Retail Managed Accounts 2008 2009 Trend line Outflows a function of Category withdrawals Previously closed Nuveen strategies Category no longer experiencing withdrawals Recently re-opened previously closed products Tradewinds International Value NWQ Large-cap Value ($1.8) ($0.0) ($0.2) ($2.5) ($1.8) ($2.7) ($1.9) RMA Net Flow ($ in MM) Nuveen Share * Through August, 2009 Q4 '07 7.1% Q4 '08 6.9% Q2 '09 7.2% Source: Cerulli Associates Q1 Q2 Q3 Q4 Q1 Q2 Q3 *

Auction Rate Preferreds: Refinancing Progress continues in refinancing ARPs, which were used as leverage in 100 of our closed-end funds when this market froze in early 2008 2009 Nuveen CEF Offerings February $170MM April $140MM September $290MM Additional funds in various phases of development ARPS Refinancing Outstanding ARPs $Bn Feb '08 Current Taxable $4.3 $0 Munis $11.0 $8.7 Municipal Refinancing: Tender Option Bonds (TOBs) Variable Rate Demand Preferreds (VRDP) Municipal Term Preferred

2009 AUM September estimated AUM up over 20% from the first quarter Ending AUM ($Bn) 2009 Q4 2008 Q1 Q2 Q3 (Est) East 119 115 128 140 West 0 0 $119 $115 $128 $140 Q4 2008 Q1 Sept (Est) Q2 +20% from Q1

'97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 LTM 9/30/08 Q2 '09 LTM AUM 254 299 339 358 371 396 451.8 506 589 710 825 741 665 Revenues ($MM) EBITDA ($MM) '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 Q2 '09 LTM AUM 127 151 169 180.5 204 223 255 294 331 398 457 424 384 Free Cash-Flow Conversion $254 $299 $339 $358 $371 $396 $452 $506 $589 $710 $457 $398 $331 $294 $255 $223 $204 $181 $169 $151 $127 $825 $741 $424 97 98 99 00 01 02 03 04 05 06 07 97 98 99 00 01 02 03 04 05 06 08 07 CAGR = 9% CAGR = 10% Steady Financial Results, Despite Recent Challenges 08 Q2 09 LTM $665 Q2 09 LTM $384 97 98 96 91 96 96 97 98 96 97 94 95 96%

Q2, Year To Date 2009 Financials (1) Adjusted according to credit agreement Sept AUM estimate: $140Bn Sales/Net Flows/Revenue continue to pick up with market improvement Cost reduction actions implemented in Q2 $500MM refinancing in July/August - annual impact $59MM Business Trends Q2, YTD Q2, LTM Actual Vs. 2008 Actual Vs. 2008

Nuveen Capital Structure (1) Reflects impact of July/August refinancing (2) Includes $250MM revolver due 2013 Due Rate Amount Senior Secured Term Loan 2014 L+3 $2,337MM(2) Second Lien Term Loan 2015 12.5% 500 Senior Notes 2015 10.5% 785 Senior Notes 2010 5% 223 Senior Notes 2015 5.5% 300 Total Debt = $4.1Bn (1)

Refinancing $500MM second lien debt refinancing with proceeds used to: Provide for payment of Senior Notes due in 2010 ($223MM) Pay down some of the outstanding Senior Secured Term Loan July/August refinancing has improved the Firm's financial flexibility

Summary Highly diversified business, distinctive brands, and strong investment capabilities have enabled Nuveen to deliver relatively consistent results over time. Current strategic focus is on growing Mutual Fund and Institutional business while maintaining leadership positions in Retail Managed Accounts and Closed-end Funds. While 2008 was a challenging year, Nuveen's fundamentals have been steadily improving and are stronger now than any time in the last several quarters. Our diverse asset classes, product mix, strong relative investment performance and distribution capabilities position us well for growth in the coming quarters.

Q&A